Exhibit 10.1
FIRST AMENDMENT
     This First Amendment (this “Amendment”) dated effective as of June 29, 2007 (the “Effective Date”) is among Complete Production Services, Inc., a Delaware corporation (the “US Borrower”), Integrated Production Services, Ltd., a corporation governed by the laws of Alberta, Canada (the “Canadian Borrower”; together with the US Borrower, the “Borrowers”), the Lenders (as defined below) party hereto, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “US Administrative Agent”), swing line lender (in such capacity, the “US Swingline Lender”), and issuing lender (in such capacity, the “US Issuing Lender”) and HSBC Bank Canada, as administrative agent (in such capacity, the “Canadian Administrative Agent”), swing line lender (in such capacity, the “Canadian Swingline Lender”), and issuing lender (in such capacity, the “Canadian Issuing Lender”).
INTRODUCTION
     A. The Borrowers, the US Administrative Agent, the Canadian Administrative Agent, the US Swingline Lender, the US Issuing Lender, the Canadian Swingline Lender, the Canadian Issuing Lender and lenders party thereto from time to time (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of December 6, 2006 (the “Credit Agreement”).
     B. The Lenders and the Borrowers wish to make certain amendments to the Credit Agreement as set forth below.
     THEREFORE, the Borrowers, the US Administrative Agent, the Canadian Administrative Agent and the Lenders hereby agree as follows:
     Section 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
     Section 2. Amendment to Credit Agreement. Section 6.8 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 6.8 Sale of Assets. The Company shall not, nor shall it permit any Subsidiary to sell, convey, or otherwise transfer any of its assets outside the ordinary course of business, except that (i) the Credit Parties may, during any fiscal year of the Company sell, convey or otherwise transfer assets (including Equity Interests in any Subsidiary) outside the ordinary course of business up to an aggregate net book value equal to 10% of aggregate net book value of the fixed assets of the Company and it Subsidiaries as set forth in the Financial Statements most recently delivered under Section 5.2; provided that such assets may not be sold for an amount which is less than fair market value; (ii) any Credit Party (other than a Foreign Credit Party) may sell, convey, or otherwise transfer any of its assets to any other Credit Party (other than a Foreign Credit Party) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby; provided that the receiving Credit Party shall ratify, grant and confirm the Liens on such assets (and any other related Collateral) pursuant to documentation satisfactory to the US Administrative Agent; and (iii) any Foreign Credit Party may sell, convey, or otherwise transfer any of its assets to any other Foreign Credit Party so long as no Default or Event of Default has occurred and is continuing or would be caused thereby; provided that the receiving Foreign Credit Party shall ratify, grant and confirm the Liens on such assets (and any other related Collateral) pursuant to documentation satisfactory to the Canadian Administrative Agent.
     Section 3. Representations and Warranties. Each Borrower represents and warrants to the US Administrative Agent, the Canadian Administrative Agent and the Lenders that:
     (a) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of Effective Date except for those representations and warranties which were expressly made as of an earlier date which shall be true and correct as of such earlier date;
     (b) after giving effect to this Amendment, no Default has occurred and is continuing;
     (c) the execution, delivery, and performance of this Amendment by such Borrower are within the corporate power and authority of such Borrower and have been duly authorized by appropriate proceedings,
     (d) this Amendment constitutes a legal, valid, and binding obligation of such Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and
     (e) the Liens under the Security Documents are valid and subsisting to secure the obligations covered thereby.
     Section 4. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided in this Amendment, upon the occurrence of the following conditions precedent:
     (a) the Borrowers, Guarantors, the US Administrative Agent, the Canadian Administrative Agent and the Majority Lenders shall have delivered executed counterparts of this Amendment to the US Administrative Agent;
     (b) the US Borrower and the Domestic Subsidiaries created after the effective date of the Credit Agreement shall have executed and delivered to the US Administrative Agent supplements to the US Guaranty, the US Security Agreement and the US Pledge Agreement in form and substance satisfactory to the US Administrative Agent;
     (c) as of the Effective Date and after giving effect to this Amendment, the representations and warranties in this Amendment shall be true and correct in all material respects and no Default or Event of Default shall exist; and

     (d) the Borrowers shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement.
     Section 5. Reaffirmation of Guaranty and Liens.
     (a) Each Subsidiary of the US Borrower that is listed on the signature pages to this Amendment (each, a “Guarantor”) (i) is party to a Guaranty, guaranteeing payment of the US Borrower’s or the Canadian Borrower’s obligations, as applicable, under the Credit Agreement and the Credit Documents and certain other amounts in accordance with such Guaranty, (ii) has reviewed this Amendment, and (iii) represents and warrants that such Guarantor has no defenses to the enforcement of its Guaranty, and that according to its terms such Guaranty will continue in full force and effect to guaranty the US Borrower’s or the Canadian Borrower’s obligations under the Credit Documents, as applicable, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guaranty.
     (b) Each Borrower and each Guarantor (i) is party to certain Security Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents to which it is a party, and that according to their respective terms, the Security Documents to which it is a party will continue in full force and effect, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledge, represent, and warrant that the liens and security interests created by such Security Documents are valid and subsisting and create an Acceptable Security Interest in the Collateral subject thereto, as the same may be amended, supplemented, or otherwise modified.
     (c) The delivery of this Amendment does not indicate or establish a requirement that any Guaranty or Security Document requires any Guarantor’s approval of amendments to the Credit Agreement, but has been furnished to the US Administrative Agent, the Canadian Administrative Agent and the Lenders as a courtesy at the US Administrative Agent’s request.
     Section 6. Effect on Credit Documents.
     (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the US Administrative Agent’s, the Canadian Administrative Agent’s, or Lenders’ rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.
     (b) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Credit Documents.
     Section 7. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.
     Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of an original counterpart hereof.

     THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO IN THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
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     EXECUTED to be effective as of the date first above written.

BORROWERS: COMPLETE PRODUCTION SERVICES, INC.
By:	/s/ Mike Mayer
Mike Mayer, Chief Financial Officer

INTEGRATED PRODUCTION SERVICES LTD.
By:	/s/ Mike Mayer
Mike Mayer, Chief Financial Officer

Signature page to First Amendment
(Complete Production Services, Inc.)

GUARANTORS:

The Guarantors shall be parties to this Amendment only for purposes of Section 5 hereof.

COMPLETE ENERGY SERVICES, LLC
I.E. MILLER SERVICES, LLC
A&W WATER SERVICE, INC.
CES ROCKIES, INC.
CES MID-CONTINENT HAMM, INC.
GUARD DRILLING MUD DISPOSAL, INC.
HAMM & PHILLIPS SERVICE COMPANY, INC.
HAMM MANAGEMENT CO.
HYLAND ENTERPRISES, INC.
INTEGRATED PRODUCTION SERVICES, LLC
LEED TOOL CORPORATION
MONUMENT WELL SERVICE CO.
OIL TOOL RENTALS, CO.
R&W RENTAL, INC.
RIGMOVERS, CO.
STRIDE WELL SERVICE COMPANY, INC.
THE ROSEL COMPANY
MGM WELL SERVICES, INC.
PARCHMAN ENERGY MANAGEMENT GP LLC
PARCHMAN ENERGY PARTNERSHIP LP LLC
ROUSTABOUT SPECIALTIES, INC.
VALLEY CT MANAGEMENT, LC
ADVANCED COILED TUBING, INC.
SERVICIOS HOLDINGS I, INC.
SERVICIOS HOLDINGS II, INC.
TURNER ENERGY SERVICES, LLC
TURNER ENERGY SWD, LLC
T. & J. ENERGY, LLC
LOYD JONES WELL SERVICE, LLC
FEMCO SWD, INC.
PUMPCO ENERGY SERVICES, INC.
SCIENTIFIC MICROSYSTEMS, INC.

Each by:	/s/ Mike Mayer
Mike Mayer, Vice President

[continued]
Signature page to First Amendment
(Complete Production Services, Inc.)

TEXAS CES, INC. CES SWD TEXAS, INC. WSTX HOLDING LLC ALLIANCE ENERGY SERVICE CO. LLC I.E. MILLER SERVICES GP, L.L.C. I.E. MILLER SERVICES LP, L.L.C. BIG MAC TRUCKING COMPANY, INC.

Each by:	/s/ Mike Mayer

Mike Mayer, Vice President

SWEETWATER PRODUCED WATER DISPOSAL, LLC
	By:	Hyland Enterprises, Inc. its sole member

		By:	/s/ Mike Mayer

Mike Mayer, Vice President

GREASEWOOD, LLC
	By:	Hyland Enterprises, Inc., its managing member

		By:	/s/ Mike Mayer

Mike Mayer, Vice President

PARCHMAN ENERGY GROUP, LLC
By:	Complete Production Services, Inc., its sole member

		By:	/s/ Mike Mayer

Mike Mayer, Chief Financial Officer

PARCHMAN OPERATING CO., LP
By:	Parchman Energy Management GP LLC, its general partner

		By:	/s/ Mike Mayer

Mike Mayer, Vice President
[continued]
Signature page to First Amendment
(Complete Production Services, Inc.)

I.E. MILLER SERVICES, L.P.
By:	I.E. Miller Services GP, L.L.C., its general partner

By:	/s/ Mike Mayer
Mike Mayer, Vice President

BIC MAC TANK TRUCKS, LLC
By:	Big Mac Trucking Company, Inc., its sole member

By:	/s/ Mike Mayer
Mike Mayer, Vice President

FUGO SERVICES, LLC
By:	Big Mac Trucking Company, Inc., its sole member

By:	/s/ Mike Mayer
Mike Mayer, Vice President

[continued]
Signature page to First Amendment
(Complete Production Services, Inc.)

ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION as US Administrative Agent, Swing Line Lender, Issuing Lender and a US Lender
By:	/s/ Corbin M Womac
Corbin M Womac
Assistant Vice President

HSBC BANK CANADA as Canadian Administrative Agent, Canadian Swingline Lender, Canadian Issuing Lender and a Canadian Lender
By:	/s/ Bruce Robinson
Bruce Robinson
Assistant Vice-President Energy Financing

By:	/s/ Sandy Hayer
Sandy Hayer
Account Manager Energy Financing

Signature page to First Amendment
(Complete Production Services, Inc.)

AMEGY BANK N.A. as a US Lender

By:	/s/ Kenyatta Gibbs

Name: Kenyatta Gibbs
Title: Vice President
Signature page to First Amendment
(Complete Production Services, Inc.)

COMERICA BANK as a US Lender

By:	/s/ Cyd Dillahunty

Name: Cyd Dillahunty
Title: Vice President – Texas Division
Signature page to First Amendment
(Complete Production Services, Inc.)

UBS LOAN FINANCE LLC as a US Lender

By:	/s/ Mary E. Evans

Name: Mary E. Evans
Title: Associate Director

By:	/s/ David B. Julie

Name: David B. Julie
Title: Associate Director
Signature page to First Amendment
(Complete Production Services, Inc.)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a US Lender

By:	/s/ Vanessa Gomez

Name: Vanessa Gomez
Title: Vice President

By:	/s/ James Neira

Name: James Neira
Title: Associate
Signature page to First Amendment
(Complete Production Services, Inc.)

CITIBANK, N.A. as a US Lender

By:	/s/ Dale T. Wilson

Name: Dale T. Wilson
Title: Vice President
Signature page to First Amendment
(Complete Production Services, Inc.)

NATIXIS (formerly known as Natexis Banques Populaires) as a US Lender

By:	/s/ Timothy L. Polvado

Name: Timothy L. Polvado
Title: Managing Director

By:	/s/ Louis P. Laville, III

Name: Louis P. Laville, III
Title: Managing Director
Signature page to First Amendment
(Complete Production Services, Inc.)

BANK OF TEXAS, N.A. as a US Lender

By:

Name:

Title:

Signature page to First Amendment
(Complete Production Services, Inc.)

JPMORGAN CHASE BANK, N.A. as a US Lender

By:	/s/ Thomas Okamoto

Name: Thomas Okamoto
Title: Vice President
Signature page to First Amendment
(Complete Production Services, Inc.)

BANK OF AMERICA, N.A. as a US Lender

By:

Name:

Title:

Signature page to First Amendment
(Complete Production Services, Inc.)